SCHEDULE OF CAPITAL STRUCTURE (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Capital Management
Interest-bearing bank borrowings
Note payable	5,187	2,111
Amounts owed to related parties	272	78
Total debts	5,459	2,189
Less: Cash and cash equivalents (excluding restricted bank balances)	(1,047)	(538)
Net debts	4,412	1,651
Equity attributable to shareholders of the Company	$ 25,553	$ 13,985
Gearing ratio	17.00%	12.00%